Exhibit 3.3

CERTIFICATE OF AMENDMENT
of
CERTIFICATE OF LIMITED PARTNERSHIP
of

EXTERRAN ENERGY SOLUTIONS, L.P.
a Delaware limited partnership

The undersigned, an authorized person of Exterran Energy Solutions, L.P. (the “Partnership”), a limited partnership organized and existing under and by virtue of the Delaware Revised Uniform Limited Partnership Act, hereby certifies that

1. The name of the partnership is Exterran Energy Solutions, L.P.

2. The amendment to the Certificate of Limited Partnership effected by this Certificate of Amendment changes the general partner of the Partnership by admitting EES GP, L.P. as the sole general partner of the Partnership and withdrawing Hanover Compression General Holdings, LLC as the sole general partner of the Partnership.

3. The Certificate of Limited Partnership is hereby amended by deleting the third article thereof and replacing in lieu thereof a new third article reading in its entirety as follows:

“Third: The name and mailing address of the sole general partner of the partnership is:

EES GP, L.P.
16666 Northchase Drive
Houston, Texas 77060”

IN WITNESS WHEREOF, the Partnership has caused this Certificate to be executed effective on the 30th day of May 2008.

EXTERRAN ENERGY SOLUTIONS, L.P.

By:	EES GP, L.P., its general partner

By:	Hanover Compressor Company, its general partner

By:	/s/ STEPHEN A. SNIDER
Stephen A. Snider
President and Chief Executive Officer

CERTIFICATE OE AMENDMENT
of
CERTIFICATE OF LIMITED PARTNERSHIP
of
HANOVER COMPRESSION LIMITED PARTNERSHIP
a Delaware limited partnership
(to be renamed EXTERRAN ENERGY SOLUTIONS, L.P.)

The undersigned, an authorized person of Hanover Compression Limited Partnership (the “Partnership”), a limited partnership organized and existing under and by virtue of the Delaware Revised Uniform Limited Partnership Act, hereby certifies that:

1. The name of the Company is Hanover Compression Limited Partnership.

2. The amendment to the Certificate of Limited Partnership effected by this Certificate of Amendment changes the name of the Company to Exterran Energy Solutions, LP.

3. The Certificate of Limited Partnership is hereby amended by deleting the first article thereof and replacing in lieu thereof a new first article reading in its entirety as follows:

“FIRST: The name of the limited partnership is Exterran Energy Solutions, L.P.”

IN WITNESS WHEREOF, the Company has caused this Certificate to be executed effective on the 20th day of August 2007.

HANOVER COMPRESSION LIMITED PARTNERSHIP

HANOVER COMPRESSION GENERAL
HOLDINGS, LLC, as General Partner

/s/  GARY M. WILSON
By: Gary M. Wilson

Title:	Manager

/s/  BRIAN A. MATUSEK
By: Brian A. Matusek
Title: Manager

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF LIMITED PARTNERSHIP
OF
HANOVER COMPRESSION LIMITED PARTNERSHIP

It is hereby certified that:

FIRST:  The name of the limited partnership (hereinafter called the “partnership”) is:

HANOVER COMPRESSION LIMITED PARTNERSHIP

SECOND:  Pursuant to the provisions of Section 17-202, Title 6, Delaware Code, the amendment to the Certificate of Limited partnership effected by this Certificate of Amendment is to change the address of the registered office of the partnership in the State of Delaware to 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, and to change the name of the registered agent of the partnership in the State of Delaware at the said address to Corporation Service Company.

The undersigned, a general partner of the partnership, executes this Certificate of Amendment on November 8, 2004.

/s/  GARY M. WILSON
Name: Gary M. Wilson
Capacity: Authorized Person on behalf
of Hanover Compression General Holdings,
LLC, General Partner

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF LIMITED PARTNERSHIP
OF
HANOVER COMPRESSION LIMITED PARTNERSHIP

It is hereby certified that:

FIRST:  The name of the limited partnership is HANOVER COMPRESSION LIMITED PARTNERSHIP (the “Partnership”).

SECOND:  Pursuant to provisions of Section 17-202, Title 6, Delaware Code, the Certificate of Limited Partnership is amended as follows:

“Third: The name and mailing address of the sole general partner of the Partnership is:

Hanover Compression General Holdings, LLC
12001 North Houston Rosslyn
Houston, Texas 77086”

Hanover Compression Limited Partnership

By:	Hanover Compression General Holdings, LLC,
its General Partner

By:	/s/ RICHARD S. MELLER
Richard S. Miller
Authorized Person

Dated: August 20, 2001

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF LIMITED PARTNERSHIP
OF
HANOVER COMPRESSION LIMITED PARTNERSHIP

It is hereby certified that:

FIRST:  The name of the limited partnership (hereinafter called the “Partnership”) is:

HANOVER COMPRESSION LIMITED PARTNERSHIP

SECOND:  Pursuant to provisions of Section 17-202, Title 6, Delaware Code, the Certificate of Limited Partnership is amended as follows:

“Third: The name and mailing address of the sole general partner of the Limited Partnership is:

Hanover Compression General Holdings, LLC
12001 N Houston Rosslyn
Houston, TX 77086

The undersigned, the sole general partner of the Partnership, executed this Certificate of Amendment on January 2, 2001.

Hanover Compression General Holdings,
LLC , its General Partner
By Hanover Compressor Company, its member

By:	/s/ Richard S. Meller
Richard S. Meller, its Secretary

CERTIFICATE OF LIMITED PARTNERSHIP
OF
HANOVER COMPRESSION LIMITED PARTNERSHIP

FIRST:  The name of the limited partnership is Hanover Compression Limited Partnership.

SECOND:  The address of its registered office in the State of Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD:  The name and mailing address of the sole general partner of the limited partnership is:

HanoverLLC 3, LLC
300 Delaware Avenue, Suite 900
Wilmington, DE 19805

HANOVER LLC 3, LLC,
as sole general partner

By:	/s/ WILLIAM S. GOLDBERG
William S. Goldberg
President

Dated: December 7th, 2000.